For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  TerraForm Power Operating, LLC
2.  Date of Purchase:  7/14/15		3.  Date offering
commenced: 7/14/15
4.  Underwriter(s) from whom purchased:  Citigroup Global
Markets Inc.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
UBS Securities LLC
6.  Aggregate principal amount or number of shares purchased:
$5,000,000
7.  Aggregate principal amount or total number of shares of
offering:  $300,000,000
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  ____1.5_____%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_______


X_______

X_______





X_______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X_______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X_______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ Barbara Keller			Date:__7/15/15_____
Print Name:  Barbara Keller



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  Horizon Holdings I SASU
2.  Date of Purchase:  7/24/15		3.  Date offering
commenced: 7/24/15
4.  Underwriter(s) from whom purchased:  Credit Suisse
AG/London
5.  "Affiliated Underwriter" managing or participating in
syndicate:
Nomura Bank International PLC
6.  Aggregate principal amount or number of shares purchased:
250,000
7.  Aggregate principal amount or total number of shares of
offering:  225,000,000
8.  Purchase price (net of fees and expenses):  100
9.  Initial public offering price:  100
10.  Commission, spread or profit:  ____.5_____%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_______


X_______

X_______





X_______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X_______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X_______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ Barbara Keller			Date:__7/24/15_____
Print Name:  Barbara Keller



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  Post Holdings Inc.
2.  Date of Purchase:  8/12/15		3.  Date offering
commenced: 8/12/15
4.  Underwriter(s) from whom purchased:  Barclays Capital
5.  "Affiliated Underwriter" managing or participating in
syndicate:
Nomura Securities International
6.  Aggregate principal amount or number of shares purchased:
$12,500,000
7.  Aggregate principal amount or total number of shares of
offering:  $800,000,000
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  ____0.85_____%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_______


X_______

X_______





X_______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X_______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X_______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ Barbara Keller			Date:__8/13/15_____
Print Name:  Barbara Keller



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  Post Holdings Inc.
2.  Date of Purchase:  8/12/15		3.  Date offering
commenced: 8/12/15
4.  Underwriter(s) from whom purchased:  Barclays Capital
5.  "Affiliated Underwriter" managing or participating in
syndicate:
Normura Securities International
6.  Aggregate principal amount or number of shares purchased:
$8,000,000
7.  Aggregate principal amount or total number of shares of
offering:  $400,000,000
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  ____0.85_____%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_______


X_______

X_______





X_______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X_______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X_______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ Barbara Keller			Date:__8/13/15_____
Print Name:  Barbara Keller



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  PSPC Escrow II Corp
2.  Date of Purchase:  11/3/15		3.  Date offering
commenced: 11/3/15
4.  Underwriter(s) from whom purchased:  Credit Suisse
5.  "Affiliated Underwriter" managing or participating in
syndicate:
Nomura Securities International
6.  Aggregate principal amount or number of shares purchased:
$5,000,000
7.  Aggregate principal amount or total number of shares of
offering:  $500,000,000
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  ____1.75_____%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_______


X_______

X_______





X_______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X_______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X_______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ Barbara Keller			Date:__11/4/15_____
Print Name:  Barbara Keller



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  Worldpay Finance PLC
2.  Date of Purchase:  11/5/15		3.  Date offering
commenced: 11/5/15
4.  Underwriter(s) from whom purchased:  Barclays Bank PLC
5.  "Affiliated Underwriter" managing or participating in
syndicate:
UBS Ltd.
6.  Aggregate principal amount or number of shares purchased:
Eur 1.5mm
7.  Aggregate principal amount or total number of shares of
offering:  Eur 500mm
8.  Purchase price (net of fees and expenses):  100
9.  Initial public offering price:  100
10.  Commission, spread or profit:  ____.6_____%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_______


X_______

X_______





X_______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X_______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X_______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ Barbara Keller			Date:__11/5/15_____
Print Name:  Barbara Keller



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  Verisure Holdings AB
2.  Date of Purchase:  10/23/15		3.  Date offering
commenced: 10/23/15
4.  Underwriter(s) from whom purchased:  Golden Sachs
International
5.  "Affiliated Underwriter" managing or participating in
syndicate:
Nomura International PLC
6.  Aggregate principal amount or number of shares purchased:
?500K
7.  Aggregate principal amount or total number of shares of
offering:  ?700MM
8.  Purchase price (net of fees and expenses):  ?100
9.  Initial public offering price:  ?100
10.  Commission, spread or profit:  ____0_____%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_______


X_______

X_______





X_______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X_______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X_______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ Barbara Keller			Date:__10/26/15_____
Print Name:  Barbara Keller



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  Horizon Holdings III
2.  Date of Purchase:  7/24/15		3.  Date offering
commenced: 7/24/15
4.  Underwriter(s) from whom purchased:  Credit Suisse
AG/London
5.  "Affiliated Underwriter" managing or participating in
syndicate:
Nomura Bank International PLC
6.  Aggregate principal amount or number of shares purchased:
$500,000
7.  Aggregate principal amount or total number of shares of
offering:  $300,000,000
8.  Purchase price (net of fees and expenses):  100
9.  Initial public offering price:  100
10.  Commission, spread or profit:  ____.5_____%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_______


X_______

X_______





X_______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X_______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X_______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ Barbara Keller			Date:__7/24/15_____
Print Name:  Barbara Keller



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  CCOH Safari LLC
2.  Date of Purchase:  11/5/15		3.  Date offering
commenced: 11/5/15
4.  Underwriter(s) from whom purchased:  Credit Suisse
Securities USA LLC
5.  "Affiliated Underwriter" managing or participating in
syndicate:
UBS Securities LLC
6.  Aggregate principal amount or number of shares purchased:
$50MM
7.  Aggregate principal amount or total number of shares of
offering: $2,500MM
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  ____0.0875_____%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_______


X_______

X_______





X_______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X_______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X_______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ Barbara Keller			Date:__11/6/15_____
Print Name:  Barbara Keller






For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE Strategic Fixed Income Investments Fund
Name of Adviser or Sub-Adviser:  Neuberger Berman Fixed
Income LLC
1.  Issuer:  Societe Genrale SA, CUSIP 83367TBT5
2.  Date of Purchase:  11/17/15		3.  Date offering
commenced: 11/17/15
4.  Underwriter(s) from whom purchased:  SocGen
5.  "Affiliated Underwriter" managing or participating in
syndicate:
UBS
6.  Aggregate principal amount or number of shares purchased:
$20,000,000
7.  Aggregate principal amount or total number of shares of
offering:  $500,000,000
8.  Purchase price (net of fees and expenses):  99.041
9.  Initial public offering price:  99.041
10.  Commission, spread or profit:  ________%
$__4,795,000__________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_______


X_______

X_______





X_______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X_______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X_______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X_______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ Patrick Dan			Date:__11/18/15_____
Print Name:  Patrick Dan



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investment
Name of Adviser or Sub-Adviser:  Rogge Global Partners Plc
1.  Issuer:  ACE INA Holdings (US00440EAU10)
2.  Date of Purchase: 27 October 2015
3.  Date offering commenced: 27 October 2015
4.  Underwriter(s) from whom purchased:  Morgan Stanley
5.  "Affiliated Underwriter" managing or participating in
syndicate:
_UBS Investment Bank______________
6.  Aggregate principal amount or number of shares purchased:
$948,803
7.  Aggregate principal amount or total number of shares of
offering:  $998,740,000
8.  Purchase price (net of fees and expenses):  99.874_______
9.  Initial public offering price:  99.874_______
10.  Commission, spread or profit: _0.4_____%	$3795
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Sukhjivan Singh, Compliance__________
	Date:  20 Nov. 2015

Print Name: 	Sukhjivan Singh



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:  Rogge Global Partners Plc
1.  Issuer:  Pepsico Inc. (US713448DB10)
2.  Date of Purchase: 8 October 2015
3.  Date offering commenced: 8 October 2015
4.  Underwriter(s) from whom purchased:  Bank of America
Securities
5.  "Affiliated Underwriter" managing or participating in
syndicate:
_UBS Investment Bank______________
6.  Aggregate principal amount or number of shares purchased:
$548,839.50
7.  Aggregate principal amount or total number of shares of
offering:  $449,050,500
8.  Purchase price (net of fees and expenses):  $99.789_______
9.  Initial public offering price:  $99.789_______
10.  Commission, spread or profit: $_0.1_____%	$549
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Sukhjivan Singh, Compliance__________
	Date:  20 Nov. 2015

Print Name: 	Sukhjivan Singh



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:  Rogge Global Partners Plc
1.  Issuer:  Unitedhealth Group Inc (UNH 2.7 15/Jul/20 -
US91324PCM23)
2.  Date of Purchase: 20 July 2015
3.  Date offering commenced: 20 July 2015
4.  Underwriter(s) from whom purchased:  JP Morgan Chase
Bank NA
5.  "Affiliated Underwriter" managing or participating in
syndicate:
_UBS Securities LLC______________
6.  Aggregate principal amount or number of shares purchased:
USD 1,449,130
7. Aggregate principal amount or total number of shares of offering: USD 1,499,100,000
8.  Purchase price (net of fees and expenses):  USD
99.94_______
9.  Initial public offering price:  USD 99.94_______
10.  Commission, spread or profit: $_0.35_____%	$5,072
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Sukhjivan Singh, Compliance__________
	Date:  7 Aug.. 2015

Print Name: 	Sukhjivan Singh



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:  Rogge Global Partners Plc
1.  Issuer:  Citigroup Inc. (C 2.15 30/Jul/18 - US172967JW27)
2.  Date of Purchase: 22 July 2015
3.  Date offering commenced: 23 July 2015
4.  Underwriter(s) from whom purchased:  Citibank N.A.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
_UBS Securities LLC______________
6.  Aggregate principal amount or number of shares purchased:
USD 1,049,727
7. Aggregate principal amount or total number of shares of offering: USD 1,249,675,000
8.  Purchase price (net of fees and expenses):  USD
99.974_______
9.  Initial public offering price:  USD 99.974_______
10.  Commission, spread or profit: $_0.25_____%	$2,624
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Sukhjivan Singh, Compliance__________
	Date: 7 Aug. 2015

Print Name: 	Sukhjivan Singh



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Strategic Fixed Income Investments
Name of Adviser or Sub-Adviser:  Neuberger Berman Fixed
Income LLC
1.  Issuer:  CCO Safari II LLC (Cusip 161175AP9)
2.  Date of Purchase: 07/09/2015
3.  Date offering commenced: 07/09/2015__
4.  Underwriter(s) from whom purchased:  Goldman Sachs
5.  "Affiliated Underwriter" managing or participating in
syndicate:
_UBS ______________
6.  Aggregate principal amount or number of shares purchased:
1,205,000
7.  Aggregate principal amount or total number of shares of
offering:  3,500,000 (m)
8.  Purchase price (net of fees and expenses):  100_______
9.  Initial public offering price:  100_______
10.  Commission, spread or profit: .1935_____%
	$6.8m
m
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Patrick Dan	__________________
	Date:  07/24/2015

Print Name: 	Patrick Dan



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Global Real Estate Securities Investments
Name of Adviser or Sub-Adviser:  Brookfield Investment
Management Inc.
1.  Issuer:  Northstar Realty Finance
2.  Date of Purchase: 03/03/2015
3.  Date offering commenced: 03/03/2015_
4.  Underwriter(s) from whom purchased:  Deutsche Bank
Securities Inc.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
_UBS Securities LLC______________
6.  Aggregate principal amount or number of shares purchased:
41,300
7.  Aggregate principal amount or total number of shares of
offering:  60,000,000
8.  Purchase price (net of fees and expenses):  $18.65_______
9.  Initial public offering price:  $18.65_______
10.  Commission, spread or profit: _____%	$
..51/Share
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Seth Gelman______________________
	Date:  08/11/2015

Print Name: 	Seth Gelman			______________




For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Strategic Fixed Income Investments Fund
Name of Adviser or Sub-Adviser:  Neuberger Berman Fixed
Income  LLC
1.  Issuer:  CCO Safari II LLC (Cusip 161175AM6)
2.  Date of Purchase:  07/09/2015
3.  Date offering commenced:  07/09/2015	_____
4.  Underwriter(s) from whom purchased:  Goldman Sachs
5.  "Affiliated Underwriter" managing or participating in
syndicate:
__UBS_____________
6.  Aggregate principal amount or number of shares purchased:
885,000
7.  Aggregate principal amount or total number of shares of
offering:  4,500,000 (m)
8.  Purchase price (net of fees and expenses):  100_______
9.  Initial public offering price:  100_______
10.  Commission, spread or profit:  .1935_____ %	$
8.7mm_____
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/ Patrick Dan	_________________________
	Date: 07/24/2015_____

Print Name:  Patrick Dan



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Strategic Fixed Income Investments
Name of Adviser or Sub-Adviser:  PIMCO
1.  Issuer:  Charter Comm / CCO SEC 144A (Cusip 161175AL8)
2.  Date of Purchase:  07/09/2015
3.  Date offering commenced:  07/09/2015	_____
4.  Underwriter(s) from whom purchased:  Goldman Sachs
5.  "Affiliated Underwriter" managing or participating in
syndicate:
__UBS Securities LLC_____________
6.  Aggregate principal amount or number of shares purchased:
3,400,000 in account
7.  Aggregate principal amount or total number of shares of
offering:  3,000,000,000
8.  Purchase price (net of fees and expenses):  $100_______
9.  Initial public offering price:  $100_______
10.  Commission, spread or profit:     245.00bp vs T 2 1/8
06/30/22_________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:  /s/ Blayze Hanson_________________________
	Date: 07/16/2015_____

Print Name:  Blayze Hanson





For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

1.  Issuer:  The Goldman Sachs Group, Inc. (2025)
38141GVR2
2.  Date of Purchase:  10/16/2015
3.  Date offering commenced:  10/16/2015	_____
4.  Underwriter(s) from whom purchased:  Goldman Sachs & Co.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
__PNC Capital Markets LLC_____________
6.  Aggregate principal amount or number of shares purchased:
$193,635.00
7. Aggregate principal amount or total number of shares of offering: $1,986,000,000.00
8.  Purchase price (net of fees and expenses):  $99.300_______
9.  Initial public offering price:  $99.300_______
10.  Commission, spread or profit:  0.450_____ %
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:  /s/ Cynthia McCullough____________________
	Date: 11/18/2015_____

Print Name:  Cynthia McCullough



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  Citigroup Inc.
2.  Date of Purchase:  11/05/2015
3.  Date offering commenced:  11/05/2015	_____
4.  Underwriter(s) from whom purchased:  Citi
5.  "Affiliated Underwriter" managing or participating in
syndicate:
__UBS_Securities LLC____________
6.  Aggregate principal amount or number of shares purchased:
$10mm
7.  Aggregate principal amount or total number of shares of
offering:  $1,500mm
8.  Purchase price (net of fees and expenses):  $100_______
9.  Initial public offering price:  $100_______
10.  Commission, spread or profit:    1  %	$
_________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/ Barbara Keller	_________________________
	Date: 11/06/2015_____

Print Name:  Barbara Keller



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Small/Medium Co Value Equity Inv.
Name of Adviser or Sub-Adviser:  Wells Capital Management
1.  Issuer:  Post Holdings
2.  Date of Purchase:  08/13/2015
3.  Date offering commenced:  ___	_____
4.  Underwriter(s) from whom purchased:  UBS Securities
5.  "Affiliated Underwriter" managing or participating in
syndicate:
__UBS Securities____________
6.  Aggregate principal amount or number of shares purchased:
4,470 shares
7.  Aggregate principal amount or total number of shares of
offering:  5.85M shares
8.  Purchase price (net of fees and expenses):  $60.00_______
9.  Initial public offering price:  $60.00_______
10.  Commission, spread or profit:  ________ %	$
1.08/share_____
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/ Joseph Pak	_________________________
	Date: 09/21/2015_____

Print Name:  Joseph Pak



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

1.  Issuer:  American International Group Inc. (2025)
2.  Date of Purchase:  07/07/2015
3.  Date offering commenced:  07/07/2015	_____
4.  Underwriter(s) from whom purchased:  U.S. Bancorp
Investments, Inc.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
__PNC Capital Markets LLC_____________
6.  Aggregate principal amount or number of shares purchased:
189,340.70
7.  Aggregate principal amount or total number of shares of
offering:  1,245,662,500
8.  Purchase price (net of fees and expenses):  $99.653_______
9.  Initial public offering price:  $99.653______
10.  Commission, spread or profit:  _0.450____ %__
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/ Patrick Hall	_________________________
	Date: 08/07/2015_____

Print Name:  Patrick Hall, Portfolio Compliance



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

1.  Issuer:  Morgan Stanley (2025)
2.  Date of Purchase:  07/20/2015
3.  Date offering commenced:  07/20/2015	_____
4.  Underwriter(s) from whom purchased:  Morgan Stanley & Co
LLC
5.  "Affiliated Underwriter" managing or participating in
syndicate:
__UBS Securities LLC____________
6.  Aggregate principal amount or number of shares purchased:
289,762.20
7.  Aggregate principal amount or total number of shares of
offering:  2,997,540,000
8.  Purchase price (net of fees and expenses):  $99.918_______
9.  Initial public offering price:  $99.918_______
10.  Commission, spread or profit:  0.450%_____ %
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/ Patrick Hall	_________________________
	Date: 08/07/2015_____

Print Name:  Patrick Hall, Portfolio Compliance



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  Unilever Capital Corporation (2020)
2.  Date of Purchase:  07/28/2015
3.  Date offering commenced:  07/28/2015	_____
4.  Underwriter(s) from whom purchased:  J.P. Morgan Securities
LLC
5.  "Affiliated Underwriter" managing or participating in
syndicate:
__UBS Securities LLC_____________
6.  Aggregate principal amount or number of shares purchased:
118,605.60
7.  Aggregate principal amount or total number of shares of
offering:  494,190,000
8.  Purchase price (net of fees and expenses):  $98.838_______
9.  Initial public offering price:  $98.838_______
10.  Commission, spread or profit:  0.450_____ %_
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/ Patrick Hall	_________________________
	Date: 08/07/2015_____

Print Name:  Patrick Hall, Portfolio Compliance



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

1.  Issuer:  The Goldman Sachs Group, Inc. (2020)
2.  Date of Purchase:  09/08/2015
3.  Date offering commenced:  09/08/2015___
4.  Underwriter(s) from whom purchased:  Goldman, Sachs &
Co.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
   PNC Capital Markets LLC______________
6.  Aggregate principal amount or number of shares purchased:
284,418.60
7.  Aggregate principal amount or total number of shares of
offering:   1,247,450,000.00
8.  Purchase price (net of fees and expenses):  $99.796______
9.  Initial public offering price:  $99.796______
10.  Commission, spread or profit: $0.350_____%
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:  /s/  Patrick Hall_________________________
	Date: 10/01/2015

Print Name:  Patrick Hall, Portfolio Compliance



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

1.  Issuer:  St. Jude Medical, Inc. (2025)
2.  Date of Purchase:  09/14/2015
3.  Date offering commenced:  09/14/2015__
4.  Underwriter(s) from whom purchased:  Merrill Lynch, Pierce,
Fenner & Smith Inc.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
_ PNC Capital Markets LLC______________
6.  Aggregate principal amount or number of shares purchased:
14,942.40
7.  Aggregate principal amount or total number of shares of
offering:   498,080,000.00
8.  Purchase price (net of fees and expenses):  $99.616______
9.  Initial public offering price:  $99.616______
10.  Commission, spread or profit: $0.650_____%
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:  /s/  Patrick Hall_________________________
	Date: 10/01/2015

Print Name:  Patrick Hall, Portfolio Compliance



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

1.  Issuer:  Ventas Realty, Limited Partnership (2026)
2.  Date of Purchase:  07/09/2015
3.  Date offering commenced:  07/09/2015
4.  Underwriter(s) from whom purchased:  Credit Agricole
Securities (USA) Inc.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
_UBS Securities LLC & PNC Capital Markets
LLC______________
6.  Aggregate principal amount or number of shares purchased:
109,139.80
7.  Aggregate principal amount or total number of shares of
offering:   496,090,000
8.  Purchase price (net of fees and expenses):  $99.218______
9.  Initial public offering price:  $99.218______
10.  Commission, spread or profit: $0.650_____%
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:  /s/  Patrick Hall_________________________
	Date: 08/07/2015

Print Name:  Patrick Hall



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

1.  Issuer:  First Data Corporation (2023)
2.  Date of Purchase:  08/05/2015
3.  Date offering commenced:  08/05/2015
4. Underwriter(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc.___
5.  "Affiliated Underwriter" managing or participating in
syndicate:
_PNC Capital Markets LLC______________
6.  Aggregate principal amount or number of shares purchased:
470,000.00
7.  Aggregate principal amount or total number of shares of
offering:   1,210,000,000.00
8.  Purchase price (net of fees and expenses):  $100.000______
9.  Initial public offering price:  $100.000______
10.  Commission, spread or profit: $0.450_____%
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/  Patrick Hall_________________________	__
	Date: 09/02/2015

Print Name:  Patrick Hall



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

1.  Issuer:  Plains All American Pipeline, L.P. (2025)
2.  Date of Purchase:  08/17/2015
3.  Date offering commenced:  08/17/2015___
4.  Underwriter(s) from whom purchased:  Citigroup Global
Markets Inc.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
_UBS Securities LLC & PNC Capital Markets
LLC______________
6.  Aggregate principal amount or number of shares purchased:
144,776.70
7.  Aggregate principal amount or total number of shares of
offering:   998,460,000.00
8.  Purchase price (net of fees and expenses):  $99.846______
9.  Initial public offering price:  $99.846______
10.  Commission, spread or profit: $0.650_____%
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:  /s/  Patrick Hall_________________________
	Date: 08/07/2015

Print Name:  Patrick Hall, Portfolio Compliance



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

1.  Issuer:  State Street Corporation (2020)
2.  Date of Purchase:  08/13/2015
3.  Date offering commenced:  08/13/2015	____
4.  Underwriter(s) from whom purchased:  Goldman Sachs & Co.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
_UBS Securities LLC ______________
6.  Aggregate principal amount or number of shares purchased:
194,555.40
7.  Aggregate principal amount or total number of shares of
offering:   1,197,264,000.00
8.  Purchase price (net of fees and expenses):  $99.772_____
9.  Initial public offering price:  $99.772______
10.  Commission, spread or profit: $0.350_____%
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:  /s/  Patrick Hall_________________________
	Date: 09/02/2015

Print Name:  Patrick Hall, Portfolio Compliance



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

1.  Issuer:  State Street Corporation (2025)
2.  Date of Purchase:  08/13/2015
3.  Date offering commenced:  08/13/2015	____
4.  Underwriter(s) from whom purchased:  Goldman Sachs & Co.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
_UBS Securities LLC______________
6.  Aggregate principal amount or number of shares purchased:
184,752.10
7.  Aggregate principal amount or total number of shares of
offering:   1,298,258,000.00
8.  Purchase price (net of fees and expenses):  $99.866______
9.  Initial public offering price:  $99.866______
10.  Commission, spread or profit: $0.450_____%
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:  /s/  Patrick Hall_________________________
	Date: 09/02/2015

Print Name:  Patrick Hall, Portfolio Compliance



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

1.  Issuer:  Mallinckrodt International Finance S.A. and
Mallinckrodt CB LLC (2023)
2.  Date of Purchase:  09/09/2015
3.  Date offering commenced:  09/09/2015___
4.  Underwriter(s) from whom purchased:  Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
_PNC Capital Markets LLC______________
6.  Aggregate principal amount or number of shares purchased:
121,000.00
7.  Aggregate principal amount or total number of shares of
offering:   750,000,000.00
8.  Purchase price (net of fees and expenses):  $100.000______
9.  Initial public offering price:  $100.000______
10.  Commission, spread or profit: 1.50_____
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:  /s/  Patrick Hall_________________________
	Date: 10/01/2015

Print Name:  Patrick Hall, Portfolio Compliance



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

1.  Issuer:  Marriott International, Inc. (2021)
2.  Date of Purchase:  09/09/2015
3.  Date offering commenced:  09/09/2015	_____
4.  Underwriter(s) from whom purchased:  J.P. Morgan Securities
LLC
5.  "Affiliated Underwriter" managing or participating in
syndicate:
_PNC Capital Markets LLC______________
6.  Aggregate principal amount or number of shares purchased:
154,620.25
7.  Aggregate principal amount or total number of shares of
offering:   448,897,500.00
8.  Purchase price (net of fees and expenses):  $99.755______
9.  Initial public offering price:  $99.755______
10.  Commission, spread or profit: $0.600_____%
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:  /s/  Patrick Hall_________________________
	Date: 10/01/2015

Print Name:  Patrick Hall, Portfolio Compliance



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

1.  Issuer:  St. Jude Medical, Inc. (2018)
2.  Date of Purchase:  09/14/2015
3.  Date offering commenced:  09/14/2015
4.  Underwriter(s) from whom purchased:  Merrill Lynch, Pierce,
Fenner & Smith Inc.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
_PNC Capital Markets LLC______________
6.  Aggregate principal amount or number of shares purchased:
104,746.95
7.  Aggregate principal amount or total number of shares of
offering:   498,795,000.00
8.  Purchase price (net of fees and expenses):  $99.759______
9.  Initial public offering price:  $99.759______
10.  Commission, spread or profit: $0.350_____%
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:  /s/  Patrick Hall_________________________
	Date: 10/01/2015

Print Name:  Patrick Hall, Portfolio Compliance



For period
ending
January 31,
2016

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

1.  Issuer:  St. Jude Medical, Inc. (2020)
2.  Date of Purchase:  09/14/2015
3.  Date offering commenced:  09/14/2015
4.  Underwriter(s) from whom purchased:  Merrill Lynch, Pierce,
Fenner & Smith Inc.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
 PNC Capital Markets LLC______________
6.  Aggregate principal amount or number of shares purchased:
139,935.60
7.  Aggregate principal amount or total number of shares of
offering:   499,770,000.00
8.  Purchase price (net of fees and expenses):  $99.954______
9.  Initial public offering price:  $99.954______
10.  Commission, spread or profit: $0.600_____%
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_______


X_______





X_______


X_______



_______


_______





_______


_______

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_______


_______
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.


X_______


_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:  /s/  Patrick Hall_________________________
	Date: 10/01/2015

Print Name:  Patrick Hall, Portfolio Compliance


























Information Classification: Limited Access